EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)
In connection with the accompanying Quarterly Report of AVANIR Pharmaceuticals (the “Company”) on Form 10-Q for the fiscal quarter ended December 31, 2005 (the “Report”), I, Gregory P. Hanson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 9, 2006	/s/ Gregory P. Hanson, CMA
Gregory P. Hanson, CMA
Vice President, Finance, and Chief Financial Officer [principal financial officer]